SECURITIES AND EXCHANGE COMMISSION

                                	Washington, D.C. 20549

                                       	FORM 8-K

                                    	CURRENT REPORT


                           	Pursuant to Section 13 or 15(d)
                        	of the Securities Exchange Act of 1934

	Date of Report (Date of earliest event reported): June 23, 1999.

	OWENS CORNING
	(Exact name of registrant as specified in its charter)


Delaware	                     1-3660	         34-4323452
State or other              (Commission		   (IRS Employer
jurisdiction	              File Number)	    Identification
of incorporation)                                No.)


One Owens Corning Parkway	                        43659
Toledo, Ohio	                                  (Zip Code)
(Address of principal executive offices)


                             	(419) 248-8000
	           (Registrant's telephone number, including area code)




Item 5.	Other Events.


        (a)  June 23, 1999 Press Release.  On June 23, 1999,
             Owens Corning issued the press release attached hereto as Exhibit 99. Such press release is incorporated herein by this reference.

Item 7.  Financial Statements and Exhibits

         (c)   Exhibits

        	The exhibit accompanying this report is listed in the accompanying Exhibit Index.


SIGNATURES


Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                           OWENS CORNING
                           Registrant

                           By:  /s/  Steven J. Strobel
                           Steven J. Strobel
                           Vice President and Controller



Dated: June 23, 1999





EXHIBIT INDEX

The following exhibit is filed herewith:

Exhibit No. 99. Press Release of Owens Corning dated June 23, 1999.